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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INSIGHT COMMUNICATIONS COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Insight Communications Company, Inc.
810 7th Avenue
New York, New York 10019

SPECIAL MEETING SCHEDULED FOR DECEMBER 16, 2005
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY.

November 29, 2005

Dear Fellow Stockholder:

        We recently distributed proxy material regarding a Special Meeting of Stockholders of Insight Communications Company, Inc. which is scheduled for December 16, 2005. Your vote is important no matter how many shares you own. Please take a moment now to cast your vote at this important meeting.

        For the reasons set forth in the proxy statement, dated November 17, 2005, including the unanimous recommendation of a special committee of Insight's board of directors, Insight's board has unanimously determined that the merger agreement is advisable, and fair to and in the best interests of the holders of Insight Class A common stock (other than stockholders who will continue as direct or indirect investors in the surviving corporation), and approved the merger agreement and the amendment to Insight's certificate of incorporation. Accordingly, Insight's board of directors unanimously recommends that you vote in favor of the adoption and approval of the merger agreement and approval of the proposed amendment to the certificate of incorporation.

        Approval and adoption of the merger agreement requires the affirmative vote of: (1) the holders of a majority of the voting power of the outstanding shares of Insight Class A common stock and Insight Class B common stock entitled to vote thereon, voting together as a single class; and (2) the holders of a majority of the outstanding shares of Insight Class A common stock entitled to vote thereon not held by Insight Acquisition Corp., The Carlyle Group or any of its affiliates, the Insight stockholders who will continue as direct or indirect investors in the surviving corporation (or any members of their immediate families) or any officers or directors of Insight (or any members of their immediate families).

        Whether you are a continuing investor or a public stockholder, your participation is needed to help us reach the vote requirement. Your failure to vote will have the same affect as voting against the merger agreement. Please vote your shares immediately to ensure your shares are represented at this important meeting.

        You may vote by telephone, via the Internet, or by signing, dating and returning the enclosed duplicate proxy or voting instruction card in the postage-paid return envelope provided.

        Thank you for your cooperation and continued support.

                      Sincerely,
                      /s/                        SIDNEY R. KNAFEL
                      CHAIRMAN OF THE BOARD

3 Easy Ways To Vote

        Help your company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1.
Vote by Telephone.    Call the toll-free number listed for this purpose on your proxy or voting instruction card. Have your control number listed on the card ready and follow the simple instructions.

2.
Vote by Internet.    Go to the website listed on your proxy or voting instruction card. Have your control number listed on the card ready and follow the simple instructions.

3.
Vote by Mail.    Mark, sign, date and return your proxy or voting instruction card in the postage-paid return envelope provided.

Please Act Today

YOUR VOTE IS
IMPORTANT

        Please help your company save additional solicitation costs by signing, dating and mailing your proxy or voting instruction card today. Remember, a failure to vote is equivalent to a vote "against" the merger agreement. Internet and telephone voting are also available. Please refer to your proxy or voting instruction card for instructions. Street name stockholders: Your broker or bank cannot vote your shares unless it receives your instructions. Please promptly vote your shares. If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., who is assisting us, toll-free at 1-888-605-1957.

INSIGHT COMMUNICATIONS COMPANY, INC.
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Michael Willner and Elliot Brecher as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Class A Common Stock and Class B Common Stock of the undersigned at the special meeting of Insight's stockholders, to be held at The Michelangelo, 152 West 51st Street, New York, New York, at 9:30 a.m. on December 16, 2005, and any adjournment or postponement thereof.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ON THE REVERSE SIDE.

(Continued, and please sign on reverse side)

INSIGHT COMMUNICATIONS COMPANY, INC. P.O. BOX 11440 NEW YORK, N.Y. 10203-0440

Insight Communications Company, Inc.	YOUR VOTE IS IMPORTANT VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK
INTERNET	TELEPHONE	MAIL
https://www.proxyvotenow.com/icc	1-866-257-2286
•	Go to the website address listed above.		•	Use any touch-tone telephone.		•	Mark, sign and date your proxy card.
•	Have your proxy card ready.	OR	•	Have your proxy card ready.	OR	•	Detach your proxy card.
•	Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.
If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.	Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.
1-866-257-2286 CALL TOLL-FREE TO VOTE

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

Sign, Date and Return the Proxy Card in the Enclosed Envelope.	[X] Votes must be indicated (x) in Black or Blue ink.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.
To adopt and approve the Agreement and Plan of Merger, dated as of July 28, 2005, between Insight Communications Company, Inc. and Insight Acquisition Corp., as it may be amended from time to time, which, among other things, provides for the merger of Insight Acquisition Corp. with and into Insight Communications Company, Inc., with Insight Communications Company, Inc. continuing as the surviving corporation.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
2.
To approve an amendment to the Restated Certificate of Incorporation of Insight Communications Company, Inc., which would make Section 5.6 of the Restated Certificate of Incorporation inapplicable to the merger between Insight Communications Company, Inc. and Insight Acquisition Corp. and the other transactions contemplated by the merger agreement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
3.
To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1 or Proposal 2.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
4.
In their discretion, the proxies are authorized to transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

To change your address, please mark this box. [    ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Date	Share Owner Sign Here	Co-Owner Sign Here

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3 Easy Ways To Vote
YOUR VOTE IS IMPORTANT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.